Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 of APA Optics, Inc. of our report dated May 5, 2000, with respect to the financial statements of the Company included in its Annual Report on Form 10-K for the year ended March 31, 2000, filed with the Securities and Exchange Commission.





                                         /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
August 25, 2000


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